Stockholders' Equity	12 Months Ended
Dec. 31, 2011
Stockholders' Equity

Note 14 – Stockholders’ Equity

Preferred Stock. The Corporation is authorized to issue 10,000,000 shares of preferred stock without par value. The Board of Directors of the Corporation is authorized to fix the particular preferences, rights, qualifications and restrictions for each series of preferred stock issued. There was no preferred stock outstanding at December 31, 2011 or 2010.

Common Stock. On May 1, 2009, Northern Trust issued 17,250,000 shares of common stock of the Corporation with a par value of $1.66  2/3 per share. Under the Corporation’s current share buyback program, the Corporation may purchase an additional 5.6 million shares after December 31, 2011. The repurchased shares would be used for general purposes of the Corporation, including management of the Corporation’s capital level and the issuance of shares under stock option and other incentive plans of the Corporation.

The average price paid per share for common stock repurchased in 2011, 2010, and 2009 was $49.63, $52.33, and $55.05, respectively.

An analysis of changes in the number of shares of common stock outstanding follows:

	2011	2010	2009
Balance at January 1	242,268,903	241,679,942	223,263,132
Common Stock Issuance	–	–	17,250,000
Incentive Plan and Awards	189,793	300,376	479,359
Stock Options Exercised	149,385	419,846	938,249
Treasury Stock Purchased	(1,599,572)	(131,261)	(250,798)

Balance at December 31	241,008,509	242,268,903	241,679,942

U.S. Treasury Capital Purchase Program. On November 14, 2008, in connection with the Corporation’s participation in the U.S. Department of the Treasury’s (U.S. Treasury) Troubled Asset Relief Program’s Capital Purchase Program (Capital Purchase Program), the Corporation issued 1,576,000 shares of Series B Preferred Stock and a warrant for the purchase of the Corporation’s common stock to the U.S. Treasury for total proceeds of $1,576.0 million. The proceeds received were allocated between the preferred stock and the warrant based on their relative fair values, which resulted in the recording of a discount on the preferred stock upon issuance that reflected the value allocated to the warrant. On June 17, 2009, Northern Trust repaid in full the $1,576.0 million preferred share investment made by the U.S. Treasury under the Capital Purchase Program. On August 26, 2009, Northern Trust repurchased the warrant for $87 million, completing the Corporation’s participation in the Capital Purchase Program.

Series B Preferred Stock. The Series B Preferred Stock was without par value and had a liquidation preference of $1,000 per share. Cumulative dividends on the Series B Preferred Stock accrued on the liquidation preference at a rate of 5% per annum for the first five years, and at a rate of 9% per annum thereafter. The fair value of the Series B Preferred Stock was determined through the use of a discounted cash flow model. The model incorporated projected cash flows over management’s estimate of a five year life of the preferred stock at the date of issuance and an assumed market yield of 12%. The discount was accreted using a constant effective yield of approximately 6.13% over a five year term, consistent with management’s estimate of the life of the preferred stock at the date of issuance. Dividends on the preferred stock and the related accretion of the discount on preferred stock reduced net income applicable to common stock by $111.1 million in 2009.

Common Stock Warrant. The warrant issued in connection with the Capital Purchase Program entitled the U.S. Treasury to purchase 3,824,624 shares of the Corporation’s common stock at an exercise price of $61.81 per share. The warrant had a 10-year term. The fair value of the common stock warrant at the date of its issuance was determined through the use of a Black-Scholes valuation model. In addition to the market price of Northern Trust’s common stock at the date of the warrant’s issuance, the model utilized an expected term of ten years, consistent with the term of the warrant, an estimated yield of 2.19% from dividends paid on the Corporation’s stock over the expected term of the warrant, which reflected the Corporation’s strong capital position and the restrictions on its ability to increase the dividend rate as a result of the Corporation’s participation in the Capital Purchase Program, the historical volatility of Northern Trust’s stock price over the most recent ten-year term as of the date of issuance of 36.06%, and a risk free interest rate of 3.98% based on a ten-year swap rate to maturity at the time of the warrant’s issuance.